                     SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
14a-5(d)(2))

[   ]  Definitive Information Statement

                     RENU-U INTERNATIONAL, INC.
                     --------------------------
         (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and
0-11.

1)    Title of each class of securities to which transaction applies:  N/A.

2)     Aggregate number of securities to which transaction applies:  N/A.

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

4)     Proposed maximum aggregate value of transaction:  N/A.

5)     Total fee paid:  N/A.

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:  $0.

          2)   Form, Schedule or Registration Statement No.:  N/A

          3)   Filing Party:  N/A

          4)   Date Filed:  N/A


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                     RENU-U INTERNATIONAL, INC.

                   4051 East La Palma, Suite C
                    Anaheim, California 92807
                          (714) 666-2020

                         INFORMATION STATEMENT

               Action by Consent of Majority Stockholder
                   to be effective September 7, 1999

Purpose.
--------

     This Information Statement is furnished in connection with the consent of Kimrose Holdings Limited, a Hong Kong corporation ("Kimrose"), which is the holder of a majority of the issued and outstanding shares of common stock of Renu-U International, Inc., a Delaware corporation (the "Company"). In the consent, which is dated July 16, 1999, Kimrose resolved to change the name of the Company to "ColorMax Technologies, Inc." The name change will be effective September 7, 1999.

     On June 8, 1999, the Company and RGB Technology Group, Inc., a Delaware corporation ("RGB"), and Kimrose (which was the sole stockholder of RGB) executed an Acquisition and Reorganization Agreement(the "Plan"), whereby the Company acquired 100% of the outstanding securities of RGB. The terms of the Plan were disclosed in a Current Report on Form 8-K, dated June 8, 1999, which was filed with the Securities and Exchange Commission on July 2, 1999.

     Following the completion of the Plan, the operations of RGB became the principal operations of the Company. RGB holds the exclusive license to market, sell and distribute ColorMax brand optical products in the United States, Australia and New Zealand, with a right of first refusal in all other territories worldwide. ColorMax products include Color Vision Enhancement Lenses and Color Test Software, which help to detect and correct color vision deficiencies.

     Due to the substantial change in the Company's business direction following the Plan, management wishes to more properly reflect its business activities, and to eliminate the potential for confusion in this regard, by changing the Company's name to "ColorMax Technologies, Inc." Management does not believe that the name change will have any material effect on the Company's operations.

     The Delaware General Corporation Law (the "Delaware Law") requires the approval of stockholders who hold at least a majority of the voting power present at a meeting at which a quorum is present to amend the Company's Articles of Incorporation to change its name. The Delaware Law also permits actions that would otherwise require a vote at a meeting of stockholders to be taken by written consent of the holders of at least the number of shares that would be necessary to authorize such actions at a meeting. See the caption "Voting Procedures," herein.

     Kimrose, which owns approximately 90% of the issued and outstanding voting securities of the Company, has consented to amend the Company's Articles of Incorporation to change its name to "ColorMax Technologies, Inc." WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. See the caption "Voting Securities and Principal Holders Thereof," herein.

     Dissenters' Rights of Appraisal.
     --------------------------------

     The Delaware Law does not provide any dissenters' rights with respect to the amendment of a corporation's Articles of Incorporation to change its name. Therefore, no dissenter's rights of appraisal will be given in connection with the Company's name change.

KIMROSE OWNS SUFFICIENT VOTING SECURITIES TO ADOPT, RATIFY AND APPROVE THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION PURSUANT TO WHICH THE COMPANY WILL CHANGE ITS NAME FROM "RENU-U INTERNATIONAL, INC." TO "COLORMAX TECHNOLOGIES, INC." NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

Voting Securities and Principal Holders Thereof.
------------------------------------------------

     As of July 16, 1999, the date of Kimrose's consent to amend the Company's Articles of Incorporation to change its name to "ColorMax Technologies, Inc.," a total of 3,336,290 shares of common stock were outstanding; such shares are entitled to a total of 3,336,290 votes on such amendment.

     The following table sets forth the shareholdings of the Company's directors and executive officers and those persons who owned more than 5% of the Company's common stock as of July 16, 1999:

                              Positions      Number and Percentage
Name and Address              Held           of Shares Beneficially Owned
----------------              ----           ----------------------------

Donald H. Hansen, O.D.        President              -0- (1)
4051 East La Palma Ave.       Director
Suite C
Anaheim, California 92807

John D. Jantzi, O.D.          Vice President         -0- (1)
4051 East La Palma Ave.       Director
Suite C
Anaheim, California 92807

Julie Kim                     Secretary/             -0- (1)
4051 East La Palma Ave.       Treasurer
Suite C                       Director
Anaheim, California 92807

Kimrose Holdings Ltd.         Stockholder            3,000,000 - 89.9%
Rms. 903-905 Kowloon Centre
29-43 Ashley Road, T.S.T.
Kowloon, Hong Kong

          (1) On July 16, 1999, the Company's Board of Directors resolved to issue shares of common stock to each of its directors, as follows: Donald H. Hansen, O.D. (16,667 shares); John D. Jantzi, O.D. (15,000 shares); and Julie Kim (15,000 shares). None of these shares were issued or outstanding on July
              16, 1999, and they have not been taken into account in determining the number of shares outstanding and entitled to vote on the Company's name change.


Changes in Control.
-------------------

     Under the Plan, the Company acquired all of the issued and outstanding common stock of RGB in exchange for 3,000,000 "unregistered" and "restricted" shares of the Company's common stock. At the closing of the Plan, the following persons were elected to the Company's Board of Directors: Donald H. Hansen, O.D.; John D. Jantzi, O.D.; and Julie Kim. This change of control was disclosed in the Company's Current Report on Form 8-K, dated June 8, 1999, which has previously been filed with the Securities and Exchange Commission.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon.
-------------------------------------------------------------------------

     No director or executive officer of the Company, nominee to become such, or associate of any of the foregoing persons has any interest in the amendment of the Company's Articles of Incorporation to change its name to "ColorMax Technologies, Inc." that is not shared by all other stockholders. No director has informed the Company, in writing or otherwise, that he or she intends to oppose such amendment.

Voting Procedures.
------------------

     Under the Delaware Law, the presence of a majority of the shares of the Company's common stock entitled to vote at a meeting of the Company's stockholders is required to constitute a quorum for the transaction of business. If a quorum exists, matters submitted to a vote of stockholders will be approved if the votes cast in favor of the action exceed the votes cast against the action.

     The Delaware Law also permits any action that must be taken by the vote of stockholders to be taken by written consent of the holders of at least the number of shares required to authorize such action at a meeting of stockholders.

KIMROSE OWNS SUFFICIENT VOTING SECURITIES OF THE COMPANY TO APPROVE THE AMENDMENT OF ITS ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME FROM "RENU-U INTERNATIONAL, INC." TO "COLORMAX TECHNOLOGIES, INC." NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

                              EXHIBITS

None; not applicable.